EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware

Rush Truck Center, Flagstaff

Rush Peterbilt Truck Center, Flagstaff

Rush Truck Center, Phoenix

Rush Peterbilt Truck Center, Phoenix

Rush Truck Center, Phoenix East

Rush Peterbilt Truck Center, Phoenix East

Rush Truck Center, Tucson

Rush Peterbilt Truck Center, Tucson

Rush Truck Center, Yuma

Rush Peterbilt Truck Center, Yuma

Rush Truck Centers of Arkansas, Inc.	Delaware	Rush Truck Center, Jonesboro Rush Truck Center, Lowell Rush Isuzu Trucks, Springdale Rush Truck Center, North Little Rock Rush Truck Center, Russellville
Rush Medium Duty Truck Centers of California, Inc.	Delaware	Rush Truck Center, Ceres
Rush Truck Centers of California, Inc.	Delaware

Rush Truck Center, Fontana

Rush Peterbilt Truck Center, Fontana

Rush Truck Center, Fontana Collision Center

Rush Medium Duty Truck Center, Fontana

Rush Peterbilt Medium Duty Truck Center, Fontana

Rush Isuzu Trucks, Fontana

Rush Towing Systems, Fontana

Rush Truck Center, Fontana Used Trucks

Rush Truck Center, Fontana Vocational Service

Rush Truck Center, Long Beach

Rush Peterbilt Truck Center, Long Beach

Rush Peterbilt Truck Center, Pico Rivera

Rush Truck Center, Pico Rivera

Rush Peterbilt Truck Center, Los Angeles

Rush Truck Center, Los Angeles

Rush Truck Center, Otay Mesa

Rush Peterbilt Truck Center, Otay Mesa

Rush Truck Center, San Diego

Rush Peterbilt Truck Center, San Diego

Rush Truck Center, Sylmar

Rush Peterbilt Truck Center, Sylmar

Rush Truck Center, Ventura

Rush Peterbilt Truck Center, Ventura

Rush Truck Center, Victorville

Rush Peterbilt Truck Center, Victorville

Rush Truck Center, Whittier

Rush Isuzu Trucks, Whittier

Rush Peterbilt Truck Center, Whittier

Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver Rush Medium Duty Ford Trucks, Denver Rush Towing Systems, Denver

Rush Truck Centers of Colorado, Inc.	Delaware

Rush Truck Center, Colorado Springs

Rush Peterbilt Truck Center, Colorado Springs

Rush Truck Center, Denver

Rush Peterbilt Truck Center, Denver

Rush Isuzu Trucks, Denver

Rush Truck Center, Greeley

Rush Peterbilt Truck Center, Greeley

Rush Truck Center, Pueblo

Rush Peterbilt Truck Center, Pueblo

Rush Truck Centers of Florida, Inc.	Delaware

Rush Truck Center, Haines City

Rush Peterbilt Truck Center, Haines City

Rush Truck Center, Jacksonville

Rush Peterbilt Truck Center, Jacksonville

Rush Truck Center, Jacksonville East

Rush Peterbilt Truck Center, Jacksonville East

Rush Truck Center, Lake City

Rush Peterbilt Truck Center, Lake City

Rush Truck Center, Miami

Rush Truck Center, Miami Northwest

Rush Truck Center, Orlando

Rush Peterbilt Truck Center, Orlando

Rush Isuzu Trucks, Orlando

Rush Isuzu Truck Center, Orlando

Rush Truck Center, Orlando Light & Medium Duty

Rush Truck Center, Orlando North

Rush Isuzu Trucks, Orlando North

Rush Truck Center, Orlando South

Rush Peterbilt Truck Center, Orlando South

Rush Truck Center, Orlando Used Trucks

Rush Truck Center, Tampa

Rush Peterbilt Truck Center, Tampa

Rush Truck Centers of Georgia, Inc.	Delaware

Rush Bus Center, Atlanta

Rush Truck Center, Atlanta Collision Center

Rush Truck Center, Atlanta

Rush Isuzu Trucks, Atlanta

Rush Medium Duty Truck Center, Atlanta

Rush Truck Center, Augusta

Rush Truck Center, Columbus

Rush Truck Center, Doraville

Rush Isuzu Trucks, Doraville

Rush Truck Center, Gainesville

Rush Truck Center, Macon

Rush Truck Center, Smyrna

Rush Truck Center, Tifton

Rush Bus Center, Tifton

Rush Truck Center, Valdosta

Rush Truck Centers of Idaho, Inc.	Delaware

Rush International Truck Center, Boise

Rush Truck Center, Boise

Rush International Truck Center, Idaho Falls

Rush Truck Center, Idaho Falls

Rush International Truck Center, Lewiston

Rush Truck Center, Lewiston

Rush International Truck Center, Twin Falls

Rush Truck Center, Twin Falls

Rush Truck Centers of Illinois, Inc.	Delaware

House of Trucks, Willowbrook

Rush Truck Center, Bloomington

Rush Truck Center, Carol Stream

Rush Truck Center, Champaign

Rush Truck Center, Chicago

Rush Truck Center, Chicago Light and Medium Duty

Rush Truck Center, Effingham

Rush Truck Center, Elk Grove

Rush Truck Center, Huntley

Rush Truck Center, Joliet

Rush Truck Center, Quincy

Rush Truck Center, Pontoon Beach

Rush Truck Center, Springfield

Rush Truck Centers of Indiana, Inc.	Delaware	Rush Truck Center, Gary Rush Truck Center, Indianapolis
Rush Truck Centers of Kansas, Inc.	Delaware	Rush Truck Center, Olathe Rush Truck Center, Salina Rush Truck Center, Topeka Rush Truck Center, Wichita
Rush Truck Centers of Kentucky, Inc.	Delaware	Rush Truck Center, Bowling Green
Rush Truck Centers of Missouri, Inc.	Delaware

Rush Truck Center, Cape Girardeau

Rush Truck Center, Jefferson City

Rush Truck Center, Joplin

Rush Truck Center, Kansas City

Rush Truck Center, Kansas City Used Truck

Rush Truck Center, St. Joseph

Rush Truck Center, St. Peters

Rush Truck Center, Springfield

Rush Truck Center, West Plains

Rush Truck Centers of Nebraska, Inc.	Delaware	Rush Truck Center, Grand Island Rush Truck Center, North Platte
Rush Truck Centers of Nevada, Inc.	Delaware	Rush Truck Center, Las Vegas Rush Peterbilt Truck Center, Las Vegas
Rush Truck Centers of New Mexico, Inc.	Delaware

Rush Truck Center, Albuquerque

Rush Peterbilt Truck Center, Albuquerque

Rush Truck Center, Farmington

Rush Peterbilt Truck Center, Farmington

Rush Truck Center, Las Cruces

Rush Peterbilt Truck Center, Las Cruces

Rush Truck Centers of North Carolina, Inc.	Delaware

Rush Truck Center, Asheville

Rush Truck Center, Charlotte

Rush International Truck Center, Charlotte

Rush Isuzu Trucks, Charlotte

Rush Truck Center, Charlotte Collision Center

Rush Truck Center, Hickory

Rush Truck Centers of Ohio, Inc.	Delaware

Rush Truck Center, Akron

Rush Bus Center, Akron

Rush Truck Center, Cincinnati

Rush Bus Center, Cincinnati

Rush Isuzu Trucks, Cincinnati

Rush Truck Center, Cleveland

Rush Bus Center, Cleveland

Rush Truck Center, Columbus

Rush Bus Center, Columbus

Rush Truck Center, Dayton

Rush Bus Center, Dayton

Rush Isuzu Trucks, Dayton

Rush Truck Center, Lima

Rush Bus Center, Lima

Rush Truck Centers of Oklahoma, Inc.	Delaware

Perfection Equipment

Perfection Truck Parts & Equipment, Oklahoma City

Perfection Crane Repair

Rush Truck Center, Ardmore

Rush Peterbilt Truck Center, Ardmore

Rush Truck Center, Oklahoma City

Rush Peterbilt Truck Center, Oklahoma City

Rush Isuzu Trucks, Oklahoma City

Rush Truck Center, Tulsa

Rush Peterbilt Truck Center, Tulsa

Rush Truck Rigging

Rush Used Truck Center, Tulsa

Rush Truck Centers of Pennsylvania, Inc.	Delaware	Custom Vehicle Solutions Rush Truck Center, Greencastle
Rush Truck Centers of Tennessee, Inc.	Delaware

Rush Truck Center, Memphis

Rush Truck Center, Memphis Collision Center

Rush Truck Center, Memphis West

Rush Truck Center, Nashville

Rush Peterbilt Truck Center, Nashville

Rush Towing Systems, Nashville

Rush Truck Centers of Texas, L.P.	Texas

Custom Vehicle Solutions

Rig Tough Used Trucks, Dallas

House of Trucks, Dallas

Rush Crane and Refuse Systems International

Rush Truck Center, Abilene

Rush Peterbilt Truck Center, Abilene

Rush Truck Center, Amarillo

Rush Peterbilt Truck Center, Amarillo

Rush Truck Center, Arlington

Rush Peterbilt Truck Center, Arlington

Rush Bus Center, Arlington

Rush Truck Center, Austin

Rush Peterbilt Truck Center, Austin

Rush Isuzu Trucks, Austin

Rush Bus Center, Austin

Rush Truck Center, Austin North

Rush Peterbilt Truck Center, Austin North

Rush Truck Center, Beaumont

Rush Peterbilt Truck Center, Beaumont

Rush Truck Center, Brownsville

Rush Peterbilt Truck Center, Brownsville

Rush Truck Center, Bryan

Rush Truck Center, College Station

Rush Peterbilt Truck Center, College Station

Rush Isuzu Trucks, College Station

Rush Truck Center, Corpus Christi

Rush Peterbilt Truck Center, Corpus Christi

Rush Isuzu Trucks, Corpus Christi

Rush Bus Center, Corpus Christi

Rush Truck Center, Cotulla

Rush Peterbilt Truck Center, Cotulla

Rush Truck Center, Dalhart

Rush Peterbilt Truck Center, Dalhart

Rush Truck Center, Dallas

Rush Peterbilt Truck Center, Dallas

Rush Medium Duty Truck Center, Dallas

Rush Isuzu Trucks, Dallas

Rush Bus Center, Dallas

Rush Bus Center, Dallas #2

Rush Truck Center, Dallas Light and Medium Duty

Rush Truck Center, Dallas Medium Duty

Rush Truck Center, Dallas South

Rush Truck Center, Dallas TRP

Rush Peterbilt Truck Center, Dallas South

Rush Truck Center, Denton

Rush Truck Center, El Paso

Rush Peterbilt Truck Center, El Paso

Rush Isuzu Trucks, El Paso

Rush Truck Center, Fort Worth

Rush Peterbilt Truck Center, Fort Worth

Rush Bus Center, Fort Worth

Rush Truck Center, Houston

Rush Peterbilt Truck Center, Houston

Rush Bus Center, Houston

Rush Towing Systems, Houston

Rush Truck Center, Houston Used Trucks

Rush Truck Center, Houston Medium Duty

Rush Truck Center, Houston Northwest

Rush Peterbilt Truck Center, Houston Northwest

Rush Truck Center, Laredo

Rush Peterbilt Truck Center, Laredo

Rush Bus Center, Laredo

Rush Truck Center, Lubbock

Rush Peterbilt Truck Center, Lubbock

Rush Truck Center, Lufkin

Rush Peterbilt Truck Center, Lufkin

Rush Bus Center, Lufkin

Rush Truck Center, Odessa

Rush Peterbilt Truck Center, Odessa

Rush Truck Center, Pharr

Rush Peterbilt Truck Center, Pharr

Rush Bus Center, Pharr

Rush Truck Center, San Antonio

Rush Peterbilt Truck Center, San Antonio

Rush Bus Center, San Antonio

Rush Refuse Systems

Rush Towing Systems, San Antonio

Rush Truck Center, Sealy

Rush Peterbilt Truck Center, Sealy

Rush Isuzu Trucks, Sealy

Rush Bus Center, Sealy

Rush Truck Center, Texarkana

Rush Peterbilt Truck Center, Texarkana

Rush Bus Center, Texarkana

Rush Truck Center, Tyler

Rush Peterbilt Truck Center, Tyler

Rush Bus Center, Tyler

Rush Truck Center, Victoria

Rush Peterbilt Truck Center, Victoria

Rush Truck Center, Waco

Rush Medium Duty Truck Center, Waco

Rush Peterbilt Truck Center, Waco

Rush Isuzu Trucks, Waco

Rush Bus Center, Waco

Rush Truck Center, Wichita Falls

Rush Bus Center, Wichita Falls

Rush Peterbilt Truck Center, Wichita Falls

World Wide Tires

Rush Truck Centers of Utah, Inc.	Delaware

Rush International Truck Center, Ogden

Rush Truck Center, Ogden

Rush Truck Center, Farr West

Rush International Truck Center, Salt Lake City

Rush Truck Center, Salt Lake City

Rush International Truck Center, Springville

Rush Truck Center, Springville

Rush International Truck Center, St. George

Rush Truck Center, St. George

Rush Truck Centers of Virginia, Inc.	Delaware	Rush Truck Center, Chester Rush Truck Center, Richmond
Rush Truck Leasing, Inc.	Delaware

Rush Crane Systems

Rush Idealease, Charlotte

Rush Refuse Systems

Augusta Idealease

Asheville Idealease

Boise Idealease

Champaign Idealease

Charlotte Idealease

Chicago Idealease

Cincinnati Idealease

Cleveland Idealease

Columbus Idealease

Dayton Idealease

Effingham Idealease

Hickory Idealease

Indianapolis Idealease

Indy Idealease

Joplin Idealease

Kansas City Idealease

Lima Idealease

Lowell Idealease

Macon Idealease

Memphis Idealease

Norfolk Idealease

North Little Rock Idealease

Quincy Idealease

Richmond Idealease

Salina Idealease

Salt Lake City Idealease

Springfield Idealease

St. Louis Idealease

Wichita Idealease

Rush Truck Centres of Canada Limited	Ontario, Canada

Rush Truck Centres, Belleville

Rush Truck Centres, Cornwall

Rush Truck Centres, Kemptville

Rush Truck Centres, Kemptville Collision Centre

Rush Truck Centres, Kingston

Rush Truck Centres, Markham

Rush Isuzu Trucks, Markham

Rush Truck Centres, Mississauga

Rush Truck Centres, Oshawa

Rush Truck Centres, Ottawa East

Rush Truck Centres, Ottawa West

Rush Truck Centres, Pembroke

Rush Truck Centres, Sault Ste. Marie

Rush Truck Centres, St. Catharines

Rush Truck Centres, Sudbury

Rush Truck Centres, Timmins

Rush Truck Leasing, Belleville Idealease

Rush Truck Leasing, Kemptville Idealease

Rush Truck Leasing, Kingston Idealease

Rush Truck Leasing, Markham Idealease

Rush Truck Leasing, Mississauga Idealease

Rush Truck Leasing, Oshawa Idealease

Rush Truck Leasing, Ottawa Idealease

Rush Truck Leasing, St. Catharines Idealease

Rush Truck Leasing, Sudbury Idealease

Rush Truck Leasing, Timmins Idealease

Advance Premium Finance, Inc.	California	None
AiRush, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Automotive Industry Insurance Associated Truck Insurance Services Rush Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Georgia, Inc.	Delaware	None
Associated Acceptance of Illinois, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Brauntex Indemnity Company	Texas	None
Commercial Fleet Technologies, Inc.	Delaware	Partsriver, Inc.
Idealease of Chicago LLC	Illinois	None
International General Agency, Inc.	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
Rig Tough, Inc.	Delaware	Rush Truck Center, Birmingham
RTC Nevada, LLC	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country
Rush Administrative Services, Inc.	Delaware	None
Rush Momentum Holdings, Inc.	Delaware	None
Rushcare, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Logistics, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Rushtex, Inc.	Delaware	None
Truck & Trailer Finance, Inc.	Delaware	None
1187394B.C. Ltd.	Canada	None